UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	April 30, 2020

Date of reporting period:	May 1, 2019 — October 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Municipal Opportunities Trust

Semiannual report
10 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PMO

Putnam Municipal
Opportunities
Trust

Semiannual report
10 | 31 | 19

The fund has adopted a managed distribution policy (the “Distribution Policy”) with the goal of providing shareholders with a consistent, although not guaranteed, monthly distribution. In accordance with the Distribution Policy, the fund currently expects to make monthly distributions to common shareholders at a distribution rate per share of $0.0531. Distributions may include ordinary and/or tax-exempt income, net capital gains, and/or a return of capital of your investment in the fund. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy. The Distribution Policy provides that the Board of Trustees may amend or terminate the Distribution Policy at any time without prior notice to fund shareholders.

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 19, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Putnam Municipal Opportunities Trust has the flexibility to invest in municipal bonds issued by any state in the country or U.S. territory. As a closed-end fund, it shares some common characteristics with open-end mutual funds, but there are some key differences that investors should understand as they consider their portfolio.

2 Municipal Opportunities Trust

Looking at a closed-end fund’s performance

You will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

A mix of credit qualities

In addition to its flexible geographical focus, Putnam Municipal Opportunities Trust combines bonds of differing credit quality. The fund invests in high-quality bonds, but also includes an allocation to lower-rated bonds, which may offer higher income in return for more risk.

Municipal Opportunities Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 9–10 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/19. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

4 Municipal Opportunities Trust

Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

Garrett L. Hamilton, CFA, is also a Portfolio Manager of the fund.

Paul, how did municipal bonds perform during the reporting period?

Municipal bonds continued their streak of solid performance, with the Bloomberg Barclays Municipal Bond Index rising 3.54% for the period. This performance came as market volatility increased with the U.S.–China trade dispute and slowing global growth, which contributed to recession fears. The months of May and August 2019 were noteworthy for their sell-offs in risk assets.

As recession fears grew during the second quarter of 2019, the pace of the Federal Reserve’s interest-rate hikes came into question, adding to market volatility. With investors expecting cuts from the Fed and other central banks, bonds rallied, and yields fell globally. The Fed reduced its benchmark rate by a quarter percentage point on July 31, 2019. Chair Jerome Powell described the reduction as a “mid-cycle adjustment” to help get the economy moving again. He added that the adjustment didn’t represent the “beginning of a lengthy cutting cycle.” The Fed introduced a second rate cut in September to help keep the U.S. economy on solid footing. However, when the Fed announced a third rate cut just before

Municipal Opportunities Trust 5

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Top ten state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/19. The fund did not have any investments in Puerto Rico as of 10/31/19. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Municipal Opportunities Trust

the close of the period, it hinted that it could be nearing a pause. Policy makers indicated that they remain data dependent with regard to future rate moves rather than being predisposed to adjusting rates lower. Given the more tempered language, many Fed observers were anticipating a lower probability of a move at the Fed’s next meeting in December 2019.

In addition to falling interest rates, strong technicals [supply/demand dynamics] were supportive of the asset class during the period. Fund flows, a measure of investor demand for municipal mutual funds, were historic, as investors sought their tax-free income, perceived lower volatility, and stable credit fundamentals.

How did the fund perform during the reporting period?

For the six months ended October 31, 2019, the fund outperformed the Bloomberg Barclays Municipal Bond Index [the benchmark] and the average return of its Lipper peer group, General & Insured Municipal Debt Funds.

What was your investment approach?

Many of our broader investment themes remained in place. Duration positioning, or interest-rate sensitivity, was generally neutral relative to the fund’s Lipper peer group. The fund’s yield curve positioning focused on longer intermediate-term securities with maturities of 10 to 15 years. As part of this strategy, the fund held underweight exposures to long maturity holdings compared with the benchmark.

With regard to credit positioning, we favored higher-rated bonds over lower-rated, high-yield bonds due to the credit spread compression in the municipal bond market. Accordingly, the fund held an overweight exposure to higher-quality bonds rated A and BBB and an underweight exposure to non-rated bonds relative to the fund’s Lipper peer group. The fund’s overweight in bonds rated BBB was especially beneficial, as they outperformed the market when the Fed’s outlook became more dovish. From a sector positioning perspective, we favored tax-exempt utilities, select state general obligation bonds [GOs], and continuing-care retirement community bonds relative to the fund’s Lipper peer group.

Within our state strategy, we believe the financial profile of the state of Illinois continues to stabilize. This was not completely reflected by market spreads, in our view. Thus, we believe these holdings look attractive from a fundamental and relative value standpoint. In August 2019, Fitch Ratings upgraded its outlook to stable for Illinois and affirmed the state’s BBB rating. This positive development came on the heels of a lawsuit that was filed in July 2019. It argued the state’s pension bond sale in 2003 and tax-exempt debt issued in 2017 were debt refinancings prohibited by the Illinois constitution. Illinois GOs sold off modestly following the announcement. However, on August 29, Sangamon Circuit Court denied the petition on lack of merit. Illinois GOs rallied following the favorable ruling.

In late July, Puerto Rico Governor Ricardo Rossello resigned amid protests demanding his exit after leaked texts indicated possible wrongdoing in his political circle. He appointed Pedro Pierluisi as his successor, but Puerto Rico’s Supreme Court ruled in August that this move was unconstitutional due to a lack of legislative confirmation. Puerto Rico Justice Secretary Wanda Vazquez then became governor. We remain cautious about Puerto Rico due to its uncertain economic recovery and a perceived lack of institutional credibility across the Commonwealth’s government. As such, the fund remained underweight in its exposure to Puerto Rico’s municipal bonds during the period compared with its Lipper peer group.

Municipal Opportunities Trust 7

How did you use derivatives during the period?

We utilized municipal derivatives to hedge sector exposure and to gain exposure to specific sectors.

What is your near-term outlook?

We believe the U.S.–China trade war is creating headwinds for the U.S. economy. U.S. GDP growth declined from 3.1% in the first quarter of 2019 to 2.1% in the second quarter. The advanced estimate for the third quarter was 1.9%. Global growth is also showing the effects of the trade war, with Germany and the United Kingdom, as well as China, experiencing weaker growth. Given the growth-dampening effects of the trade conflict and mild inflation, we believe the Fed could remain on hold or reduce short-term interest rates one more time over the next 12 months. Our base case is for slower U.S. and global growth, but we don’t believe a U.S. recession is imminent.

We’ll continue to adjust the portfolio to reflect the team’s best ideas to enhance income as well as total return prospects in an evolving interest-rate environment.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Municipal Opportunities Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 10/31/19

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	5/28/93)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.21%	102.22%	7.30%	31.94%	5.70%	16.52%	5.23%	13.05%	5.23%
Market price	6.06	115.83	8.00	45.93	7.85	23.69	7.35	27.46	10.34
Bloomberg Barclays
Municipal Bond Index	5.14	53.88	4.40	19.08	3.55	11.24	3.62	9.42	3.54
Lipper General &
Insured Municipal
Debt Funds	6.07	100.57	7.17	28.41	5.11	13.79	4.39	12.48	5.04
(leveraged closed-end)
category average*

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/19, there were 61, 60, 59, 59, 54, and 26 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

Municipal Opportunities Trust 9

Fund price and distribution information For the six-month period ended 10/31/19

Distributions
Number		6
Income[1]		$0.3186
Capital gains[2]		—
Total		$0.3186
	Series B		Series C
Distributions — Preferred shares	(2,876 shares)		(2,673 shares)
Number
Income[1]	$325.81		$313.58
Capital gains[2]	—		—
Total	$325.81		$313.58
Share value	NAV		Market price
4/30/19	$13.26		$12.24
10/31/19	13.63		13.18
Current dividend rate (end of period)	NAV		Market price
Current dividend rate[3]	4.67%		4.83%
Taxable equivalent[4]	7.89		8.16

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 40.80% federal tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/19

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	5/28/93)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.23%	96.61%	6.99%	33.71%	5.98%	14.46%	4.61%	11.91%	5.70%
Market price	6.03	105.47	7.47	46.59	7.95	14.65	4.66	21.06	9.26

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

10 Municipal Opportunities Trust

Consider these risks before investing

Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Municipal Opportunities Trust 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Municipal Opportunities Trust

Other information for shareholders

Important notice regarding share repurchase program

In September 2019, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 356 days beginning October 10, 2019, up to 10% of the fund’s common shares outstanding as of October 9, 2019.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2019, Putnam employees had approximately $472,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Municipal Opportunities Trust 13

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

14 Municipal Opportunities Trust

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Municipal Opportunities Trust 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

16 Municipal Opportunities Trust

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the

Municipal Opportunities Trust 17

fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General & Insured Muni Debt Funds (Leveraged) (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	2nd

For the one-year period ended December 31, 2018, your fund’s performance was in the top decile of its Lipper peer group. Over each of the one-year, three-year and five-year periods ended December 31, 2018, there were 61 funds in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance

18 Municipal Opportunities Trust

through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Municipal Opportunities Trust 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Municipal Opportunities Trust

The fund’s portfolio 10/31/19 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corporation
AMBAC AMBAC Indemnity Corporation	PSFG Permanent School Fund Guaranteed
BAM Build America Mutual	U.S. Govt. Coll. U.S. Government Collateralized
COP Certificates of Participation	VRDN Variable Rate Demand Notes, which are floating-
FGIC Financial Guaranty Insurance Company	rate securities with long-term maturities that carry
FRB Floating Rate Bonds: the rate shown is the current	coupons that reset and are payable upon demand
interest rate at the close of the reporting period. Rates	either daily, weekly or monthly. The rate shown is the
may be subject to a cap or floor. For certain securities,	current interest rate at the close of the reporting
the rate may represent a fixed rate currently in place	period. Rates are set by remarketing agents and may
at the close of the reporting period.	take into consideration market supply and demand,
FRN Floating Rate Notes: the rate shown is the current	credit quality and the current SIFMA Municipal Swap
interest rate or yield at the close of the reporting period.	Index rate, which was 1.12% as of the close of the
Rates may be subject to a cap or floor. For certain	reporting period.
securities, the rate may represent a fixed rate currently
in place at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (138.0%)*	Rating**	Principal amount	Value
Alabama (1.7%)
Black Belt Energy Gas Dist. Mandatory Put Bonds
(12/1/23), Ser. A, 4.00%, 12/1/48	A3	$1,700,000	$1,828,214
Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6.50%, 10/1/53	BBB	2,000,000	2,400,980
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	2,075,000	2,487,738
5.00%, 9/15/33	AA	275,000	330,385
Selma, Indl. Dev. Board Rev. Bonds, (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
5.80%, 5/1/34	Baa2	750,000	765,510
			7,812,827
Alaska (1.3%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A
4.00%, 10/1/49	A+/F	1,500,000	1,626,195
4.00%, 10/1/44	A+/F	4,180,000	4,551,644
			6,177,839
Arizona (2.9%)
AZ Indl. Dev. Auth. Student Hsg. Rev. Bonds, (NCCU
Properties, LLC Central U.), BAM, 5.00%, 6/1/49	AA	2,000,000	2,369,780
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS
Schools, Inc.), Ser. D, 5.00%, 7/1/51	BB	510,000	551,718
Chandler, Indl. Dev. Auth. Mandatory Put Bonds
(6/3/24), (Intel Corp.), 5.00%, 6/1/49	A1	1,300,000	1,491,659
Glendale, Indl. Dev. Auth. Rev. Bonds, (Midwestern
U.), 5.125%, 5/15/40	A	2,125,000	2,163,378
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Reid Traditional Schools Painted Rock Academy),
5.00%, 7/1/36	Baa3	350,000	396,456
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	500,000	541,080

Municipal Opportunities Trust 21

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds, (Great
Hearts Academies), 3.75%, 7/1/24	BBB–	$480,000	$498,749
Pinal Cnty., Indl. Dev. Auth. Env. Fac. 144A Rev.
Bonds, (Green Bond), 7.25%, 10/1/33	BB–/P	865,000	952,841
Salt Verde, Fin. Corp. Gas Rev. Bonds,
5.50%, 12/1/29	A3	1,350,000	1,754,460
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds,
(Yavapai Regl. Med. Ctr.), 5.00%, 8/1/34	A2	500,000	591,070
Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds, (Yuma Regl.
Med. Ctr.), Ser. A, 5.00%, 8/1/32	A	2,065,000	2,357,590
			13,668,781
California (5.7%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/32	A–/F	550,000	590,579
Burbank, Unified School Dist. G.O. Bonds, (Election
of 1997), Ser. C, NATL, FGIC, zero %, 8/1/23	AA–	1,000,000	945,820
CA Pub. Fin. Auth. VRDN, (Sharp Hlth. Care Oblig.
Group), Ser. C, 0.93%, 8/1/52 (Barclays Bank PLC))	VMIG 1	2,350,000	2,350,000
CA State VRDN, Ser. A-2, 0.90%, 5/1/33 (Bank
of Montreal)	VMIG 1	4,000,000	4,000,000
CA State Muni. Fin. Auth Mobile Home Park
Rev. Bonds, (Caritas Affordable Hsg., Inc.),
5.25%, 8/15/39	BBB+	400,000	450,412
CA State Poll. Control Fin. Auth. Rev. Bonds, (San
Jose Wtr. Co.)
5.10%, 6/1/40	A	3,500,000	3,581,025
4.75%, 11/1/46	A	750,000	849,030
CA State Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds,
(American Wtr. Cap. Corp.), 5.25%, 8/1/40	A	1,000,000	1,031,010
CA Statewide Cmnty. Dev. Auth. Rev. Bonds, (899
Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	450,000	495,954
Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A-2, 5.00%, 6/1/47	BB/P	2,500,000	2,571,000
Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds, (Laxfuel Corp.), 4.50%, 1/1/27	A	600,000	636,288
North Natomas, Cmnty. Fac. Special Tax Bonds,
(Dist. No. 4), Ser. E, 5.00%, 9/1/30	BBB+	1,250,000	1,403,675
Sacramento, Regl. Trans. Dist. Rev. Bonds,
(Farebox), 5.00%, 3/1/42	A3	1,320,000	1,358,557
San Bernardino Cnty., FRB, Ser. C, 2.261%, 8/1/23	AA+	2,250,000	2,219,648
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. A,
5.00%, 7/1/40	A2	3,750,000	3,841,088
Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65%, 8/1/21	B+/P	150,000	150,482
			26,474,568
Colorado (2.5%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran Good Samaritan
Society Oblig. Group (The)), 5.625%, 6/1/43
(Prerefunded 6/1/23)	AAA/P	600,000	692,178
(Valley View Hosp. Assn.), 5.00%, 5/15/40	A–	1,000,000	1,132,340

22 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
Colorado cont.
CO State Hlth. Fac. Auth. Rev. Bonds
(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/35	A–/F	$1,000,000	$1,131,030
(Evangelical Lutheran Good Samaritan
Society Oblig. Group (The)), 5.00%, 12/1/33
(Prerefunded 6/1/22)	AAA/P	1,650,000	1,808,054
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds,
(Christian Living Neighborhood), 5.00%, 1/1/37	BB/P	550,000	605,363
Denver City & Cnty., Arpt. Rev. Bonds, (Sub. Syst.),
Ser. A, 5.50%, 11/15/31	A2	950,000	1,088,472
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21), (Sr. Libor Index), Ser. B, 2.247%, 9/1/39	A2	1,400,000	1,412,614
Park Creek, Metro. Dist. Tax Allocation Bonds, (Sr.
Ltd. Property Tax Supported), Ser. A, 5.00%, 12/1/45	A/F	200,000	225,508
Pub. Auth. for CO Energy Rev. Bonds, (Natural Gas
Purchase), 6.50%, 11/15/38	A2	2,250,000	3,428,168
			11,523,727
Connecticut (1.0%)
CT State G.O. Bonds, Ser. A, 5.00%, 4/15/35	A1	3,025,000	3,751,121
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	1,000,000	1,129,610
			4,880,731
Delaware (0.5%)
DE State Econ. Dev. Auth. Rev. Bonds, (Delmarva
Pwr.), 5.40%, 2/1/31	A–	1,100,000	1,130,338
DE State Hlth. Fac. Auth. Rev. Bonds, (Bayhealth
Med. Ctr.), Ser. A, 4.00%, 7/1/40	AA–	1,000,000	1,106,710
			2,237,048
District of Columbia (1.0%)
DC Rev. Bonds, (Howard U.), Ser. A, 6.50%, 10/1/41	BBB–	1,575,000	1,639,103
DC U. Rev. Bonds, (Gallaudet U.), 5.50%, 4/1/34	A+	1,000,000	1,055,460
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, (Metrorail), Ser. A, zero %, 10/1/37	Baa1	3,700,000	1,987,048
			4,681,611
Florida (4.5%)
Alachua Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Shands Teaching Hospital & Clinics, Inc.), Ser. A,
4.00%, 12/1/49	A	3,800,000	4,147,776
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	2,250,000	2,613,128
Jacksonville, Port Auth. Rev. Bonds, 5.00%, 11/1/38	A2	600,000	649,494
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl.
Hlth.), 5.00%, 11/15/40	A2	1,350,000	1,524,663
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	BBB+	1,400,000	1,418,382
Miami-Dade Cnty., Rev. Bonds, (Tran. Syst. Sales
Surtax), 5.00%, 7/1/42	AA	3,000,000	3,252,840
Miami-Dade Cnty., Aviation Rev. Bonds, Ser. A,
5.00%, 10/1/32	A2	3,790,000	4,333,410
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,350,000	1,499,405

Municipal Opportunities Trust 23

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
Florida cont.
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Acts Retirement-Life Cmnty.), 5.50%, 11/15/33
(Prerefunded 11/15/20)	A–/F	$1,000,000	$1,043,380
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	360,000	403,394
			20,885,872
Georgia (4.1%)
Atlanta, Tax Alloc. Bonds, (Atlantic Station)
5.00%, 12/1/22	A3	1,625,000	1,790,945
5.00%, 12/1/21	A3	875,000	937,326
Atlanta, Arpt. Rev. Bonds, (Hartsfield-Jackson Intl.
Arpt.), Ser. A, 5.00%, 1/1/35	Aa3	1,250,000	1,257,625
Fulton Cnty., Dev. Auth. Rev. Bonds, (GA Tech
Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	1,350,000	1,465,830
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,050,000	1,156,008
5.00%, 3/1/37	BBB–/F	1,100,000	1,226,027
Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds,
(Northeast GA Hlth. Syst.), Ser. B, 5.25%, 2/15/45	AA–	1,535,000	1,550,918
Main Street Natural Gas, Inc. Mandatory Put Bonds
(12/2/24), Ser. B, 4.00%, 8/1/49	Aa1	3,300,000	3,704,118
Muni. Election Auth. of GA Rev. Bonds
(Plant Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	3,500,000	3,938,655
(Plant Vogtle Units 3 & 4), Ser. A, 5.00%, 1/1/56	A2	1,000,000	1,153,590
Richmond Cnty., Hosp. Auth. Rev. Bonds, (U. Hlth.
Svcs., Inc.), 5.00%, 1/1/30	A1	770,000	922,398
			19,103,440
Idaho (0.1%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	500,000	595,355
			595,355
Illinois (19.8%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	1,920,000	2,279,808
Ser. G-07, 5.50%, 1/1/35	BBB+	3,175,000	3,581,559
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB–	2,250,000	2,473,965
Ser. H, 5.00%, 12/1/36	BB–	500,000	567,775
(School Reform), Ser. B-1, NATL, zero %, 12/1/21	Baa2	3,500,000	3,330,390
Chicago, Motor Fuel Tax Rev. Bonds, 5.00%, 1/1/29	Ba1	500,000	532,910
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. C, 5.375%, 1/1/39	A2	1,250,000	1,376,238
Ser. C, 5.25%, 1/1/28	A2	1,320,000	1,465,834
Ser. C, 5.25%, 1/1/27	A2	2,125,000	2,361,853
Ser. A, 5.00%, 1/1/38	A	100,000	120,696
Ser. A, 5.00%, 1/1/37	A	300,000	363,465
Chicago, Trans. Auth. Sales Tax Rev. Bonds,
5.25%, 12/1/49	AA	3,000,000	3,364,500

24 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Waste Wtr. Transmission Rev. Bonds
Ser. C, 5.00%, 1/1/39	A	$900,000	$999,747
(2nd Lien), 5.00%, 1/1/39	A	1,835,000	2,003,361
Ser. A, NATL, zero %, 1/1/24	A+	1,600,000	1,467,296
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/42	A	645,000	690,260
5.00%, 11/1/39	A	1,080,000	1,201,630
Cicero, G.O. Bonds, Ser. A, AGM, 5.00%, 1/1/21	AA	2,000,000	2,073,940
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	1,000,000	1,102,390
5.00%, 1/1/41	Baa3	500,000	546,465
5.00%, 2/1/39	Baa3	300,000	321,654
Ser. A, 5.00%, 5/1/38	Baa3	1,500,000	1,695,510
5.00%, 11/1/34	Baa3	1,000,000	1,116,790
Ser. A, 5.00%, 12/1/31	Baa3	5,750,000	6,550,113
Ser. C, 5.00%, 11/1/29	Baa3	3,275,000	3,715,815
Ser. A, 5.00%, 12/1/28	Baa3	2,500,000	2,883,225
Ser. D, 5.00%, 11/1/26	Baa3	3,250,000	3,695,380
Ser. A, 5.00%, 12/1/24	Baa3	2,370,000	2,650,821
IL State Fin. Auth. Mandatory Put Bonds (9/1/22),
(Field Museum of Natural History), 1.881%, 11/1/34	A2	3,960,000	3,965,188
IL State Fin. Auth. Rev. Bonds
(Three Crowns Park), 5.25%, 2/15/47	BB–/P	700,000	755,552
(Three Crowns Park), 5.25%, 2/15/37	BB–/P	375,000	406,316
(Lifespace Cmntys, Inc.), Ser. A, 5.00%, 5/15/35	BBB/F	1,025,000	1,143,203
(Windy City Portfolio), Ser. A-1, 4.375%, 12/1/42	BB–/P	1,000,000	684,740
(Riverside Hlth. Syst.), 4.00%, 11/15/34	A+	500,000	540,070
IL State Fin. Auth. Academic Fac. Rev. Bonds,
(U. of Illinois at Urbana-Champaign), Ser. A
5.00%, 10/1/51	A1	1,000,000	1,197,630
5.00%, 10/1/44	A1	1,100,000	1,329,493
5.00%, 10/1/36	A1	600,000	739,842
5.00%, 10/1/34	A1	500,000	620,270
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev.
Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A
5.00%, 2/15/47	Baa3	2,000,000	2,250,720
5.00%, 2/15/37	Baa3	1,000,000	1,143,920
Kendall & Kane Cntys., Cmnty. United School
Dist. G.O. Bonds, (No. 115 Yorkville), NATL, FGIC,
zero %, 1/1/21	Aa3	1,075,000	1,053,672
Lake Cnty., Cmnty. Cons. School Dist. No.
73 Hawthorn G.O. Bonds, NATL
zero %, 12/1/21	AA+	1,300,000	1,260,610
zero %, 12/1/21 (Escrowed to maturity)	Aa2	505,000	490,592
zero %, 12/1/20	AA+	1,250,000	1,230,625
zero %, 12/1/20 (Escrowed to maturity)	Aa2	245,000	241,457
Lake Cnty., Cmnty. Construction School Dist. G.O.
Bonds, (No. 073 Hawthorn), U.S. Govt. Coll., NATL
zero %, 12/1/21 (Escrowed to maturity)	AA+	145,000	140,863
zero %, 12/1/20 (Escrowed to maturity)	AA+	155,000	152,759

Municipal Opportunities Trust 25

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Metro. Pier & Exposition Auth. Rev.
Bonds, (McCormick Place Expansion),
Ser. B, stepped-coupon zero % (4.700%, 6/15/31),
12/15/37 ††	BBB	$1,000,000	$679,800
Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds, (McCormick), Ser. A, NATL,
zero %, 12/15/30	Baa2	12,000,000	8,632,782
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, (Green Bond), Ser. E, 5.00%, 12/1/30	AA+	1,310,000	1,568,646
Railsplitter Tobacco Settlement Auth. Rev. Bonds,
5.00%, 6/1/24	A	1,500,000	1,729,485
Sales Tax Securitization Corp. Rev. Bonds, Ser. C,
5.50%, 1/1/36	AA–	3,500,000	4,258,730
Southern IL U. Rev. Bonds, (Hsg. & Auxiliary), Ser. A,
NATL, zero %, 4/1/25	A	1,870,000	1,618,522
			92,368,877
Indiana (2.2%)
Hammond, Multi-School Bldg. Corp. Rev. Bonds,
5.00%, 7/15/38	AA+	1,750,000	2,058,315
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5.25%, 10/15/21	A2	180,000	192,773
IN State Fin. Auth. Rev. Bonds, (BHI Sr. Living),
5.75%, 11/15/41	BBB/F	1,000,000	1,064,430
IN State Fin. Auth. Hosp. Mandatory Put Bonds
(11/1/26), (Goshen Hlth. Obligated Group), Ser. B,
2.10%, 11/1/49	A–	2,700,000	2,734,398
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26),
(BP Products North America, Inc.), Ser. A,
5.00%, 12/1/44	A1	3,450,000	4,078,452
			10,128,368
Kentucky (3.0%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	1,000,000	1,131,700
KY State Property & Bldg. Comm. Rev. Bonds
(No. 119), 5.00%, 5/1/36	A1	1,000,000	1,194,050
(No. 122), Ser. A, 4.00%, 11/1/34	A1	750,000	837,698
KY State Pub. Energy Auth. Gas Supply
Mandatory Put Bonds (6/1/25) Ser. C-1,
4.00%, 12/1/49	A3	5,500,000	6,105,110
Mandatory Put Bonds (1/1/25) Ser. B,
4.00%, 1/1/49	A1	3,000,000	3,319,800
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A
5.00%, 7/1/32	A+	1,030,000	1,169,359
5.00%, 7/1/31	A+	385,000	438,011
			14,195,728
Louisiana (1.4%)
St. John The Baptist Parish Mandatory Put Bonds
(7/1/24), (Marathon Oil Corp.), Ser. A-2, 2.10%, 6/1/37	BBB	3,000,000	3,010,080
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev.
Bonds, (St. Tammany Parish Hosp.), Ser. A
5.00%, 7/1/37	A+/F	1,400,000	1,683,206
5.00%, 7/1/32	A+/F	1,600,000	1,955,696
			6,648,982

26 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
Maryland (0.1%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig.
Group), Ser. A, 5.00%, 1/1/36	BBB/F	$450,000	$508,797
			508,797
Massachusetts (5.4%)
MA State Dept. Trans. Rev. Bonds, (Metro Hwy. Syst.),
Ser. B, 5.00%, 1/1/37	A+	2,500,000	2,515,225
MA State Dev. Fin. Agcy. Rev. Bonds
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	BB+	500,000	545,810
(Loomis Cmntys.), Ser. A, 5.75%, 1/1/28	BBB	1,100,000	1,229,844
(Carleton-Willard Village), 5.625%, 12/1/30	A–	750,000	752,250
(Emerson College), Ser. A, 5.00%, 1/1/40
(Prerefunded 1/1/20)	BBB+	270,000	271,666
(Intl. Charter School), 5.00%, 4/15/33	BBB–	1,000,000	1,094,130
(Atrius Hlth. Oblig. Group), Ser. A, 4.00%, 6/1/49	BBB	5,470,000	5,825,386
(Partners Healthcare System, Inc.), Ser. S-1,
4.00%, 7/1/36	Aa3	4,340,000	4,916,786
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	254,614	73,092
MA State Edl. Fin. Auth. Rev. Bonds, (Ed.
Loan — Issue 1)
5.00%, 1/1/27	AA	800,000	921,048
4.375%, 1/1/32	AA	245,000	258,245
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Northeastern U.), Ser. A, 5.00%, 10/1/35	A1	3,250,000	3,342,333
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. C,
5.35%, 12/1/42	Aa2	410,000	413,571
MA State Port Auth. Special Fac. Rev. Bonds,
(Conrac), Ser. A, 5.125%, 7/1/41	A	2,855,000	3,017,307
			25,176,693
Michigan (8.6%)
Detroit, G.O. Bonds, AMBAC, 5.25%, 4/1/24	A–/P	222,425	221,980
Detroit, City School Dist. G.O. Bonds, Ser. A, AGM,
6.00%, 5/1/29	Aa1	1,000,000	1,254,910
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6.25%, 7/1/36	AA	5,000	5,018
Flint, Hosp. Bldg. Auth. Rev. Bonds, (Hurley Med.
Ctr.), 7.50%, 7/1/39	Ba1	500,000	516,065
Karegnondi, Wtr. Auth. Rev. Bonds, (Wtr. Supply
Syst.), Ser. A, 5.25%, 11/1/31	A2	2,445,000	2,761,505
Kentwood, Economic Dev. Rev. Bonds, (Holland
Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	1,750,000	1,944,845
MI State Bldg. Auth. Rev. Bonds, Ser. I,
4.00%, 10/15/49	Aa2	4,630,000	5,142,587
MI State Fin. Auth. Rev. Bonds
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA–	1,575,000	1,799,721
(MidMichigan Hlth.), 5.00%, 6/1/39	A1	1,000,000	1,119,940
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	A	1,100,000	1,274,196
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/34	A	1,900,000	2,204,988

Municipal Opportunities Trust 27

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Fin. Auth. Rev. Bonds
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	$1,000,000	$1,160,520
(Local Govt. Program Detroit Wtr. & Swr.), Ser. D4,
5.00%, 7/1/34	AA–	100,000	113,917
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A+	850,000	965,940
(Detroit), Ser. C-3, 5.00%, 4/1/27	Aa2	750,000	898,238
MI State Hosp. Fin. Auth. Rev. Bonds
(Trinity Hlth. Credit Group), Ser. A, 5.00%, 12/1/47 T	Aa3	8,500,000	9,249,170
(Henry Ford Hlth.), 5.75%, 11/15/39
(Prerefunded 11/15/19)	AAA/P	2,000,000	2,002,780
MI State Hsg. Dev. Auth. Rev. Bonds, (Rental Hsg.),
Ser. D, 3.95%, 10/1/37	AA	1,050,000	1,079,348
MI State Strategic Fund Ltd. Rev. Bonds,
(Worthington Armstrong Venture), 5.75%, 10/1/22
(Escrowed to maturity)	AAA/P	1,650,000	1,848,314
MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
(Evangelical Homes of MI), 5.25%, 6/1/32	BB+/F	320,000	336,163
MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A,
6.00%, 6/1/34	B–	575,000	578,140
Star Intl. Academy Rev. Bonds, (Pub. School
Academy), 5.00%, 3/1/22	BBB	1,710,000	1,745,927
Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A,
5.00%, 12/1/21	A2	2,000,000	2,144,600
			40,368,812
Minnesota (—%)
St. Cloud, Hlth. Care Rev. Bonds, (CentraCare Hlth.
Syst.), Ser. A, 5.125%, 5/1/30	A2	160,000	162,902
			162,902
Mississippi (1.7%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.), Ser. C,
1.26%, 12/1/30	VMIG 1	1,750,000	1,750,000
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	6,200,000	6,223,250
			7,973,250
Missouri (1.3%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig.
Rev. Bonds, (Kansas City Intl. Arpt. Terminal), Ser. B,
5.00%, 3/1/36	A2	5,000,000	6,071,650
			6,071,650
Nebraska (1.4%)
Central Plains, Energy Mandatory Put Bonds
(1/1/24), (No. 4), 5.00%, 3/1/50	A3	5,250,000	5,850,600
Lancaster Cnty., Hosp. Auth. Rev. Bonds, (Immanuel
Oblig. Group), 5.625%, 1/1/40	AA/F	925,000	931,466
			6,782,066
Nevada (0.9%)
North Las Vegas, G.O. Bonds, AGM, 4.00%, 6/1/34	AA	3,600,000	4,028,148
			4,028,148

28 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
New Hampshire (1.0%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	$1,000,000	$1,160,080
(Elliot Hosp.), 5.00%, 10/1/38	A–	500,000	579,325
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,500,000	2,902,525
			4,641,930
New Jersey (8.2%)
Bayonne, G.O. Bonds, (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	1,300,000	1,519,869
NJ State Econ. Dev. Auth. Rev. Bonds
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB	500,000	560,200
Ser. WW, 5.25%, 6/15/32	Baa1	1,500,000	1,714,125
Ser. EEE, 5.00%, 6/15/48	Baa1	3,000,000	3,408,180
Ser. AAA, 5.00%, 6/15/36	Baa1	750,000	856,830
(Biomedical Research), Ser. A, 5.00%, 7/15/29	Baa1	400,000	463,296
Ser. B, 5.00%, 11/1/26	Baa1	4,500,000	5,320,080
5.00%, 6/15/26	Baa1	500,000	536,820
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds,
(Port Newark Container Term., LLC), 5.00%, 10/1/37	Ba1	2,000,000	2,323,720
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds,
(NJ American Wtr. Co.)
Ser. A, 5.70%, 10/1/39	A1	3,900,000	3,912,363
Ser. B, 5.60%, 11/1/34	A1	500,000	509,340
NJ State Higher Ed. Assistance Auth. Rev. Bonds,
(Student Loan), Ser. 1A, 5.00%, 12/1/22	Aaa	2,500,000	2,761,650
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds,
(St. Peter’s U. Hosp.), 5.75%, 7/1/37	Ba1	1,500,000	1,504,755
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. A, 5.00%, 12/15/35	Baa1	1,100,000	1,280,851
Ser. A, 5.00%, 12/15/34	Baa1	4,225,000	4,930,195
(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/30	A+	1,900,000	2,219,010
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 6/1/34	A–	1,750,000	2,095,800
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds, (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	2,300,000	2,473,167
			38,390,251
New Mexico (0.6%)
Sante Fe, Retirement Fac. Rev. Bonds
(El Castillo Retirement Residences), Ser. A,
5.00%, 5/15/44	BB+/F	975,000	1,079,306
(El Castillo Retirement Res.), 5.00%, 5/15/42	BB+/F	1,460,000	1,502,939
			2,582,245
New York (9.3%)
Metro. Trans. Auth. Rev. Bonds, (Green Bonds),
Ser. C-1, 4.00%, 11/15/32	A1	1,000,000	1,143,840
Metro. Trans. Auth. Dedicated Tax Mandatory Put
Bonds (6/1/22), Ser. A-2A, 1.57%, 11/1/26	AA	3,370,000	3,365,417
NY City, VRDN Ser. I, 1.32%, 4/1/36 (Bank
of America NA))	VMIG 1	2,000,000	2,000,000
NY Counties, Tobacco Trust III Rev. Bonds, (Tobacco
Settlement Pass Through), 6.00%, 6/1/43	A3	80,000	80,128

Municipal Opportunities Trust 29

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Rev. Bonds, Ser. A, Group C,
5.00% 3/15/42 T	AA+	$10,845,000	$12,929,991
NY State Liberty Dev. Corp. 144A Rev. Bonds,
(3 World Trade Ctr., LLC), Class 1-3, 5.00%, 11/15/44	BB–/P	2,000,000	2,207,080
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds,
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.00%, 7/1/41	Baa3	1,000,000	1,111,370
Port Auth. of NY & NJ Rev. Bonds, Ser. 207,
5.00%, 9/15/31	Aa3	3,150,000	3,895,070
Triborough Bridge & Tunnel Auth. Mandatory Put
Bonds (10/1/20), Ser. D, 1.713%, 11/15/38	Aa3	5,000,000	5,028,800
NY State Dorm. Auth. Rev. Bonds, Ser. A,
5.00% 3/15/44 T	Aa1	10,400,000	11,725,454
			43,487,150
North Carolina (0.4%)
NC State Med. Care Comm. Hlth. Fac. Rev. Bonds,
(Presbyterian Homes), Ser. C, 5.00%, 10/1/36	A–/F	550,000	630,889
NC State Med. Care Comm. Retirement Fac. Rev.
Bonds, (Salemtowne), 5.25%, 10/1/37	BB/P	1,000,000	1,103,870
			1,734,759
Ohio (11.8%)
American Muni. Pwr., Inc. Rev. Bonds, (Meldahl
Hydroelectric (Green Bond)), Ser. A, 5.00%, 2/15/30	A2	1,250,000	1,489,088
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 6.50%, 6/1/47	B3	1,160,000	1,186,344
Ser. A-3, 6.25%, 6/1/37	CCC+	3,225,000	3,303,658
Ser. A-2, 6.00%, 6/1/42	B3	1,500,000	1,508,550
Ser. A-2, 5.75%, 6/1/34	CCC+	6,825,000	6,833,600
Cleveland-Cuyahoga Cnty., Port Auth. Cultural
Fac. Rev. Bonds, (Playhouse Square Foundation),
5.50%, 12/1/53	BB+	500,000	576,320
Columbus, Swr. VRDN, Ser. B, 1.05%, 6/1/32	VMIG 1	100,000	100,000
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 6.00%, 7/1/35	BBB/F	1,125,000	1,241,100
Franklin Cnty., Hosp. Fac. Rev. Bonds, (Nationwide
Children’s Hosp.), Ser. A, 4.00%, 11/1/44	Aa2	2,050,000	2,246,698
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp. Syst.,
Inc.), Ser. C, 6.00%, 8/15/43	Baa1	495,000	496,718
Lancaster, Port Auth. Mandatory Put Bonds
(2/1/25), Ser. A, 5.00%, 8/1/49	Aa2	5,000,000	5,815,200
OH State G.O. Bonds, (Infrastructure Impt.), Ser. A,
4.00%, 2/1/33	Aa1	2,000,000	2,122,020
OH State Air Quality Dev. Auth. FRB, (Columbus
Southern Pwr. Co.), Ser. B, 5.80%, 12/1/38	A2	2,000,000	2,006,980
OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5.00%, 7/1/44
(Prerefunded 7/1/20)	A	3,265,000	3,346,494
(Kenyon College), U.S. Govt. Coll., 5.00%, 7/1/44
(Prerefunded 7/1/20)	AAA/P	1,735,000	1,778,306
(Kenyon College 2020), 4.00%, 7/1/44 ###	A	3,555,000	3,839,116

30 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
Ohio cont.
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic
Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	$1,250,000	$1,424,238
OH State Private Activity Rev. Bonds, (Portsmouth
Bypass), AGM, 5.00%, 12/31/35	AA	1,125,000	1,284,390
Scioto Cnty., Hosp. Rev. Bonds, (Southern
OH Med. Ctr.)
5.00%, 2/15/33	A3	605,000	701,032
5.00%, 2/15/32	A3	745,000	866,122
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	625,000	681,706
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB–/F	120,000	129,938
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein
Homes Oblig. Group)
5.00%, 7/1/33	A	500,000	564,390
5.00%, 7/1/32	A	250,000	282,725
Northeast Ohio Regional Sewer District Rev. Bonds,
5.00%, 11/15/44 T	Aa1	10,000,000	11,466,298
			55,291,031
Oregon (1.3%)
Gilliam Cnty., Solid Waste Disp. Mandatory Put
Bonds (5/2/22), (Waste Management, Inc.), Ser. A,
2.40%, 7/1/38	A–	2,250,000	2,286,765
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A,
5.20%, 6/1/31	Aa3	1,440,000	1,444,090
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds,
(Terwilliger Plaza, Inc.), 5.00%, 12/1/36	BBB/F	650,000	751,257
Salem, Hosp. Fac. Auth. Rev. Bonds, (Salem Hlth.),
Ser. A, 5.00%, 5/15/33	A+	1,500,000	1,777,200
			6,259,312
Pennsylvania (7.7%)
Cap. Region Wtr. Rev. Bonds, 5.00%, 7/15/32	A+	1,000,000	1,233,760
Cmnwlth. Fin. Auth. Rev. Bonds, (Tobacco Master
Settlement Payment), 5.00%, 6/1/35	A1	1,500,000	1,820,010
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Diakon
Lutheran Social Ministries)
5.00%, 1/1/32	BBB+/F	200,000	226,332
5.00%, 1/1/31	BBB+/F	1,000,000	1,134,690
Franklin Cnty., Indl. Dev. Auth. Rev. Bonds,
(Chambersburg Hosp.), U.S. Govt. Coll., 5.375%,
7/1/42 (Prerefunded 7/1/20)	AA–/F	1,000,000	1,027,410
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac.
Rev. Bonds, (Moravian Manors, Inc.), Ser. A,
5.00%, 6/15/44	BB+/F	1,000,000	1,118,020
PA State COP, Ser. A, 5.00%, 7/1/31	A2	425,000	522,975
PA State Econ. Dev. Fin. Auth. Exempt Fac. Rev.
Bonds, (Amtrak), Ser. A, 5.00%, 11/1/32	A1	1,000,000	1,082,320
PA State Econ. Dev. Fin. Auth. Solid Waste
Disp. Mandatory Put Bonds (8/1/24), (Waste
Management, Inc.), Ser. A, 1.75%, 8/1/38	A–	5,000,000	4,948,000

Municipal Opportunities Trust 31

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Gwynedd Mercy College), Ser. KK1,
5.375%, 5/1/42	BBB	$500,000	$533,175
(St. Joseph’s U.), Ser. A, 5.00%, 11/1/40	A–	3,000,000	3,084,930
PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 15-117A,
3.95%, 10/1/30	AA+	240,000	254,102
PA State Pub. School Bldg. Auth. Rev. Bonds,
(Northampton Cnty. Area Cmnty. College
Foundation), BAM, 5.00%, 6/15/32	AA	2,030,000	2,199,830
PA State Tpk. Comm. Rev. Bonds
Ser. A, 5.00%, 12/1/44	A3	2,400,000	2,900,328
Ser. B-1, 5.00%, 6/1/42	A3	1,350,000	1,583,699
Ser. 2nd, 5.00%, 12/1/37	A3	1,000,000	1,194,760
zero %, 12/1/44	A2	4,385,000	4,556,673
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
Ser. B, 5.00%, 12/1/38	A2	1,250,000	1,525,963
Philadelphia, Gas Wks. Rev. Bonds, 5.00%, 8/1/32	A	1,000,000	1,164,690
Philadelphia, School Dist. G.O. Bonds, Ser. A,
4.00%, 9/1/38 ##	A2	1,750,000	1,939,053
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	1,225,000	1,255,025
Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM,
5.00%, 8/15/27	AA	450,000	535,820
			35,841,565
Rhode Island (0.6%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	2,750,000	2,938,540
			2,938,540
South Carolina (2.5%)
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	4,000,000	4,540,960
Ser. E, 5.50%, 12/1/53	A2	1,025,000	1,153,853
Ser. B, 5.00%, 12/1/56	A2	210,000	242,619
Ser. A, 5.00%, 12/1/55	A2	2,000,000	2,259,380
Ser. C, 5.00%, 12/1/46	A2	1,120,000	1,262,464
Ser. A, 5.00%, 12/1/36	A2	2,000,000	2,348,140
			11,807,416
Tennessee (3.3%)
Greeneville, Hlth. & Edl. Facs. Board Hosp.
Rev. Bonds, (Ballad Hlth. Oblig. Group), Ser. A,
4.00%, 7/1/40	A–	5,000,000	5,365,900
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds, (Mountain States Hlth. Alliance), 6.00%,
7/1/38 (Prerefunded 7/1/20)	A–	3,450,000	3,558,434
Metro. Govt. Nashville & Davidson Cnty., Hlth. &
Edl. Fac. Board Mandatory Put Bonds (7/1/21),
(Vanderbilt U. Med. Ctr.), Ser. D, 4.511%, 7/1/46	A3	3,000,000	3,070,410
Tennergy Corp., Gas Mandatory Put Bonds
(10/1/24), Ser. A, 5.00%, 2/1/50	Aa2	3,000,000	3,456,780
			15,451,524

32 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
Texas (13.4%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift
Ed.), Ser. A
5.00%, 12/1/36	BBB–	$500,000	$566,135
PSFG, 5.00%, 12/1/35	AAA	500,000	603,405
Austin-Bergstrom Landhost Enterprises,
Inc. Rev. Bonds
5.00%, 10/1/35	A3	580,000	695,269
5.00%, 10/1/34	A3	530,000	636,975
Bexar Cnty., G.O. Bonds, 4.00%, 6/15/33	Aaa	1,250,000	1,407,200
Central TX Regl. Mobility Auth. Rev. Bonds, (Sr. Lien),
Ser. A, 5.00%, 1/1/33	A–	425,000	464,517
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB–/P	1,150,000	1,283,090
(IDEA Pub. Schools), 5.00%, 8/15/28	A–	300,000	357,561
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	3,000,000	3,408,300
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BBB–/F	1,000,000	1,102,410
(YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/33	Baa2	800,000	854,072
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN, (The
Methodist Hosp.), Ser. C-1, 1.35%, 12/1/24	A-1+	100,000	100,000
Houston, Util. Syst. Rev. Bonds, Ser. A
5.00%, 11/15/33 (Prerefunded 11/15/20)	AA	1,500,000	1,558,995
5.00%, 11/15/32 ###	Aa2	5,000,000	6,333,300
Love Field, Gen. Arpt. Modernization Corp. Rev.
Bonds, 5.00%, 11/1/35	A1	1,000,000	1,158,420
Matagorda Cnty., Poll. Control Rev. Bonds,
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	1,500,000	1,780,830
Montgomery Cnty., Toll Road Auth. Rev. Bonds
5.00%, 9/15/43	BBB–	1,295,000	1,435,456
5.00%, 9/15/34	BBB–	205,000	232,150
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	500,000	540,665
(TX Woman’s U. CHF-Collegiate Hsg. Dining),
Ser. B-1, AGM, 4.125%, 7/1/53	AA	1,000,000	1,068,710
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 4.125%, 7/1/53	AA	1,000,000	1,065,200
(Children’s Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa2	600,000	672,258
North TX, Tollway Auth. Rev. Bonds, (1st Tier), Ser. I,
6.50%, 1/1/43	A1	4,000,000	4,954,800
Tarrant Cnty., Cultural Ed. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Retirement Svcs.), Ser. B,
5.00%, 11/15/40	A/F	2,000,000	2,260,720
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(Segment 3C), 5.00%, 6/30/58	Baa3	3,000,000	3,499,620
TX State Rev. Bonds, 4.00%, 8/27/20	AAA	5,000,000	5,114,550
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/28	A3	1,500,000	1,636,920
TX State Muni. Pwr. Agcy. Rev. Bonds, (Syst. Net/
Transmission Converting Security), 5.00%, 9/1/42	A+	1,400,000	1,439,116

Municipal Opportunities Trust 33

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
Texas cont.
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds, (Blueridge Trans. Group, LLC (SH 288
Toll Lane)), 5.00%, 12/31/55	Baa3	$2,000,000	$2,219,240
TX State Trans. Comm. Tpk. Syst. Rev. Bonds, (1st
Tier), Ser. A, 5.00%, 8/15/41	A3	2,500,000	2,690,625
Uptown Dev. Auth. Tax Alloc. Bonds, Ser. A,
5.00%, 9/1/40	BBB	300,000	338,991
TX State Transportation Commission G.O. Bonds,
Ser. A, 5.00% 10/1/44 T	AAA	9,855,000	11,335,993
			62,815,493
Utah (0.1%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC, U.S. Govt.
Coll., 6.75%, 5/15/20 (Escrowed to maturity)	AAA/P	300,000	304,602
			304,602
Virginia (3.1%)
Chesapeake Bay, Bridge & Tunnel Dist. Rev. Bonds,
5.00%, 11/1/23	Baa2	2,750,000	3,127,493
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB+/F	425,000	477,109
Federal Home Loan Mortgage Corp. Rev. Bonds,
Ser. M-053, Class A, 2.55%, 6/15/35	AA+	3,995,000	4,092,079
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66 P3), 5.00%, 12/31/49	Baa3	4,250,000	4,880,530
VA State Small Bus. Fin. Auth. Rev. Bonds,
(95 Express Lanes LLC), 5.00%, 1/1/44	BBB	2,000,000	2,128,660
			14,705,871
Washington (2.2%)
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds,
(Valley Med. Ctr.), 5.00%, 12/1/38	A2	2,365,000	2,856,967
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	875,000	986,029
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds, (Delta
Airlines, Inc.), 5.00%, 4/1/30	BBB–	1,300,000	1,421,225
Tobacco Settlement Auth. of WA Rev. Bonds,
5.25%, 6/1/32	A–	2,125,000	2,234,565
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 2.296%, 1/1/42	A+	1,500,000	1,511,265
WA State Hlth. Care Fac. Auth. Rev. Bonds, (Kadlec
Med. Ctr.), 5.50%, 12/1/39 (Prerefunded 12/1/20)	AAA/P	1,200,000	1,255,596
			10,265,647
Wisconsin (1.4%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds, (Sr. Oblig.
Group), 5.25%, 7/1/28	BBB+	350,000	380,940
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds,
(Gannon U.), 5.00%, 5/1/42	BBB+	1,100,000	1,234,310
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 5.00%, 8/15/39	A1	750,000	833,460
(Three Pillars Sr. Living), 5.00%, 8/15/33	A/F	430,000	471,340
(Advocate Aurora Hlth. Oblig. Group), Ser. A,
4.00%, 8/15/35	AA	3,000,000	3,380,880

34 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (138.0%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds,
(Mary’s Woods at Marylhurst), Ser. A, 5.25%, 5/15/37	BB/F	$250,000	$282,570
			6,583,500
Total municipal bonds and notes (cost $610,088,615)			$645,556,908

SHORT-TERM INVESTMENTS (0.1%)*		Principal amount	Value
U.S. Treasury Bills 1.923%, 12/12/19 # ∆		$370,000	$369,379
U.S. Treasury Bills 1.965%, 11/7/19		136,000	135,964
U.S. Treasury Bills 1.892%, 3/12/20 #		111,000	110,376
U.S. Treasury Bills 1.957%, 12/5/19 #		25,000	24,965
Total short-term investments (cost $640,367)			$640,684

TOTAL INVESTMENTS
Total investments (cost $610,728,982)			$646,197,592

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2019 through October 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $467,787,071.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $126,318 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $362 310 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

## Forward commitment, in part or in entirety (Note 1).

### When-issued security (Note 1).

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $74,037,594 to cover certain derivative contracts, tender option bonds and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Municipal Opportunities Trust 35

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.12%, 1.78% and 1.90%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	23.4%
Transportation	20.9
Utilities	18.2
State debt	17.0
Tax bonds	12.4

FUTURES CONTRACTS OUTSTANDING at 10/31/19 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	26	$4,933,500	$4,933,500	Dec-19	$90,629
Unrealized appreciation					90,629
Unrealized (depreciation)					—
Total					$90,629

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 (Unaudited)
		Upfront
		premium	Termina-			Unrealized
Swap counterparty/		received	tion	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
Citibank, N.A.
$1,850,000	$20,411 E	$—	1/2/50	1.46% — Quarterly	SIFMA Municipal	$20,411
					Swap index —
					Quarterly
12,960,000	119,465 E	—	10/18/31	1.404% —	SIFMA Municipal	(119,464)
				Quarterly	Swap index —
					Quarterly
24,000,000	91,848 E	—	10/18/26	SIFMA Municipal	1.182% — Quarterly	91,848
				Swap index —
				Quarterly
45,740,000	124,824 E	—	10/20/26	SIFMA Municipal	1.159% — Quarterly	124,824
				Swap index —
				Quarterly
13,465,000	149,206 E	—	10/21/41	1.559% —	SIFMA Municipal	(149,206)
				Quarterly	Swap index —
					Quarterly
Upfront premium received		—		Unrealized appreciation		237,083
Upfront premium (paid)		—		Unrealized (depreciation)		(268,670)
Total		$—		Total		$(31,587)

E Extended effective date.

36 Municipal Opportunities Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$3,335,000	$82,475	$—	12/10/19	—	1.495% minus	$(82,475)
					Municipal Market
					Data Index AAA
					municipal yields
					15 Year rate — At
					maturity
965,000	232	—	1/24/20	—	1.52% minus	(232)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
1,935,000	406	—	1/23/20	—	1.52% minus	(406)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
7,150,000	18,376	—	1/30/20	—	1.55% minus	18,376
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
737,500	1,387	—	11/12/19	—	2.06% minus	(1,387)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
2,250,000	7,200	—	1/2/20	—	2.08% minus	(7,200)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
1,850,000	19,425	—	12/4/19	—	2.135% minus	19,425
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
737,500	12,331	—	11/7/19	—	2.15% minus	12,331
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity

Municipal Opportunities Trust 37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$1,115,000	$117,755	$—	6/2/20	—	2.7% minus	$(117,755)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
2,225,000	238,965	—	6/4/20	—	2.71% minus	(238,963)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Goldman Sachs International
1,935,000	77	—	1/15/20	—	1.52% minus	77
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
1,325,000	3,366	—	12/26/19	—	2.080% minus	(3,366)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Morgan Stanley & Co. International PLC
965,000	145	—	1/21/20	—	1.52% minus	(145)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
965,000	145	—	1/21/20	—	1.52% minus	(145)
					Municipal Market
					Data Index AAA
					municipal yields
					10 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		50,209
Upfront premium (paid)		—		Unrealized (depreciation)		(452,074)
Total		$—		Total		$(401,865)

38 Municipal Opportunities Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$645,556,908	$—
Short-term investments	—	640,684	—
Totals by level	$—	$646,197,592	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$90,629	$—	$—
Interest rate swap contracts	—	(31,587)	—
Total return swap contracts	—	(401,865)	—
Totals by level	$90,629	$(433,452)	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 39

Statement of assets and liabilities 10/31/19 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $610,728,982)	$646,197,592
Cash	5,151,194
Interest and other receivables	7,912,179
Receivable for investments sold	668,637
Receivable for custodian fees (Note 2)	68,332
Unrealized appreciation on OTC swap contracts (Note 1)	287,292
Prepaid assets	31,689
Total assets	660,316,915

LIABILITIES
Payable for investments purchased	1,075,376
Payable for purchases of delayed delivery securities (Note 1)	12,215,724
Payable for compensation of Manager (Note 2)	869,132
Payable for investor servicing fees (Note 2)	39,184
Payable for Trustee compensation and expenses (Note 2)	203,215
Payable for administrative services (Note 2)	1,731
Payable for floating rate notes issued (Note 1)	36,602,559
Payable for variation margin on futures contracts (Note 1)	86,938
Distributions payable to shareholders	1,866,025
Unrealized depreciation on OTC swap contracts (Note 1)	720,744
Preferred share remarketing agent fees	42,774
Other accrued expenses	81,442
Total liabilities	53,804,844
Series B remarketed preferred shares : (2,876 shares authorized and issued at $25,000
per share) (Note 4)	71,900,000
Series C remarketed preferred shares: (2,673 shares authorized and issued at $25,000
per share) (Note 4)	66,825,000
Net assets	$467,787,071

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$418,376,702
Total distributable earnings (Note 1)	49,410,369
Total — Representing net assets applicable to common shares outstanding	$467,787,071

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($467,787,071 divided by 34,320,117 shares)	$13.63

The accompanying notes are an integral part of these financial statements.

40 Municipal Opportunities Trust

Statement of operations Six months ended 10/31/19 (Unaudited)

INVESTMENT INCOME
Interest income	$12,266,365
Total investment income	12,266,365

EXPENSES
Compensation of Manager (Note 2)	1,707,303
Investor servicing fees (Note 2)	116,856
Custodian fees (Note 2)	6,720
Trustee compensation and expenses (Note 2)	7,976
Administrative services (Note 2)	5,413
Interest and fees expense (Note 1)	391,651
Preferred share remarketing agent fees	106,356
Other	140,871
Fees waived and reimbursed by Manager (Note 2)	(71,193)
Total expenses	2,411,953
Expense reduction (Note 2)	(98,147)
Net expenses	2,313,806

Net investment income	9,952,559

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	5,127,223
Futures contracts (Note 1)	(72,553)
Swap contracts (Note 1)	2,583,058
Total net realized gain	7,637,728
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	8,323,673
Futures contracts	90,629
Swap contracts	(570,414)
Total change in net unrealized appreciation	7,843,888

Net gain on investments	15,481,616

Net increase in net assets resulting from operations	25,434,175

Distributions to Series B and C remarketed preferred shareholders (Note 1):
From tax exempt net investment income	(1,775,240)
Net increase in net assets resulting from operations (applicable to common shareholders)	$23,658,935

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 41

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/19*	Year ended 4/30/19
Operations
Net investment income	$9,952,559	$21,745,811
Net realized gain on investments	7,637,728	6,867,524
Change in net unrealized appreciation of investments	7,843,888	5,436,381
Net increase in net assets resulting from operations	25,434,175	34,049,716

Distributions to Series B and C remarketed preferred shareholders (Note 1):
From ordinary income
Taxable net investment income	—	(52,937)
From tax exempt net investment income	(1,775,240)	(2,582,755)
From net realized long-term gains on investments	—	(1,063,299)
Net increase in net assets resulting from operations
(applicable to common shareholders)	23,658,935	30,350,725

Distributions to common shareholders (Note 1):
From ordinary income
Taxable net investment income	—	(1,569,827)
From tax exempt net investment income	(10,936,662)	(15,103,856)
From net realized long-term gains on investments	—	(6,161,229)
Decrease from capital shares repurchased (Note 5)	(1,522,712)	(32,062,110)
Total increase (decrease) in net assets	11,199,561	(24,546,297)

NET ASSETS
Beginning of period	456,587,510	481,133,807
End of period	$467,787,071	$456,587,510

NUMBER OF FUND SHARES
Common shares outstanding at beginning of period	34,442,721	37,230,208
Shares repurchased (Note 5)	(122,604)	(2,787,487)
Common shares outstanding at end of period	34,320,117	34,442,721

Series B Remarketed preferred shares outstanding at
beginning and end of period	2,876	2,876

Series C Remarketed preferred shares outstanding at
beginning and end of period	2,673	2,673

* Unaudited.

The accompanying notes are an integral part of these financial statements.

42 Municipal Opportunities Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months			Year ended
	ended**
	10/31/19	4/30/19	4/30/18	4/30/17	4/30/16	4/30/15
Net asset value, beginning of period
(common shares)	$13.26	$12.92	$12.98	$13.72	$13.35	$12.73
Investment operations:
Net investment income a	.29	.61	.64	.69	.74	.73
Net realized and unrealized
gain (loss) on investments	.45	.36	(.14)	(.70)	.32	.53
Total from investment operations	.74	.97	.50	(.01)	1.06	1.26
Distributions to preferred shareholders:
From net investment income	(.05)	(.07)	(.07)	(.05)	(.01)	— [f]
From capital gains	—	(.03)	—	—	—	—
Total from investment operations
(applicable to common shareholders)	.69	.87	.43	(.06)	1.05	1.26
Distributions to common shareholders:
From net investment income	(.32)	(.47)	(.63)	(.68)	(.71)	(.71)
From capital gains	—	(.17)	—	—	—	—
Total distributions	(.32)	(.64)	(.63)	(.68)	(.71)	(.71)
Increase from shares repurchased	— [f]	.11	.03	—[f]	.03	.07
Increase from preferred shares
tender offer	—	—	.11	—	—	—
Net asset value, end of period
(common shares)	$13.63	$13.26	$12.92	$12.98	$13.72	$13.35
Market price, end of period
(common shares)	$13.18	$12.24	11.57	$12.27	$13.10	$12.10
Total return at market price (%)
(common shares) [b]	10.34*	11.74	(0.80)	(1.19)	14.76	10.64
Total return at net asset value (%)
(common shares) [b]	5.23*	7.85	4.36	(0.45)	8.41	10.67

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares)(in thousands)	$467,787	$456,588	$481,134	$494,523	$523,023	$522,103
Ratio of expenses to average
net assets (including interest
expense) (%) [c,d,e]	.52*	1.14[g]	1.12[h]	1.12[i]	.97	.96
Ratio of net investment income
to average net assets (%) [d]	1.75*	4.13	4.31	4.80	5.48	5.50
Portfolio turnover (%)	21*	41	38	22	18	12

(Continued on next page)

Municipal Opportunities Trust 43

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Includes interest and fee expense associated with borrowings which amounted to:

October 31, 2019	0.08%
April 30, 2019	0.25
April 30, 2018	0.19
April 30, 2017	0.10
April 30, 2016	0.05
April 30, 2015	0.05

f Amount represents less than $0.01 per share.

g Reflects waiver of certain fund expenses in connection with the fund’s remarketing preferred shares during the period. As a result of such waivers, the expenses of the fund for the periods ended October 31, 2019 and April 30, 2019 reflect a reduction of 0.02% and 0.01% of average net assets, respectively (Note 2).

h Includes 0.04% of increased proxy solicitation and legal fees related to the 2018 annual shareholder meeting.

i Includes 0.10% of increased proxy solicitation and legal fees related to the 2017 annual shareholder meeting.

The accompanying notes are an integral part of these financial statements.

44 Municipal Opportunities Trust

Notes to financial statements 10/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2019 through October 31, 2019.

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund also uses leverage which involves risk and may increase the volatility of the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates,

Municipal Opportunities Trust 45

U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

46 Municipal Opportunities Trust

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $362,310 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $433,452 and may include amounts related to unsettled agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse

Municipal Opportunities Trust 47

floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $56,706,906 were held by the TOB trust and served as collateral for $36,602,559 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $284,062 for these investments based on an average interest rate of 1.50%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $610,565,972, resulting in gross unrealized appreciation and depreciation of $36,548,711 and $1,259,914, respectively, or net unrealized appreciation of $35,288,797.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. However, the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital.  A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund.  The fund may make return of capital distributions to achieve the targeted distribution rates. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2019 was 2.08% for Series B and 1.91% for Series C shares. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the“maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

48 Municipal Opportunities Trust

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or(ii) the following rates:

	of the first $500 million of average		of the next $5 billion of average weekly
0.650%	weekly net assets,	0.425%	net assets.
	of the next $500 million of average		of the next $5 billion of average weekly
0.550%	weekly net assets	0.405%	net assets.
	of the next $500 million of average		of the next $5 billion of average weekly
0.500%	weekly net assets	0.390%	net assets,
	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
0.450%	net assets.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.282% of the fund’s average net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). For the reporting period, Putnam Management reimbursed $71,193 to the fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $98,147 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $323, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Municipal Opportunities Trust 49

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$134,206,069	$147,260,588
U.S. government securities (Long-term)	—	—
Total	$134,206,069	$147,260,588

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred Shares

The Series B (2,876) and C (2,673) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2019, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 356 day period ending September 30, 2020 (based on shares outstanding as of October 9, 2019). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2019 (based on shares outstanding as of October 9, 2018). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 122,604 common shares for an aggregate purchase price of $1,522,712, which reflects a weighted-average discount from net asset value per share of 7.50%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 2,787,487 common shares for an aggregate purchase price of $32,062,110 which reflected a weighted-average discount from net asset value per share of 10.87%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,271 shares of the fund (less than 0.005% of the fund’s shares outstanding), valued at $17,324 based on net asset value.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution

50 Municipal Opportunities Trust

or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	10
OTC interest rate swap contracts (notional)	$54,400,000
OTC total return swap contracts (notional)	$29,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$377,921*	Payables	$720,744
Total		$377,921		$720,744

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(72,553)	$2,583,058	$2,510,505
Total	$(72,553)	$2,583,058	$2,510,505

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$90,629	$(570,414)	$(479,785)
Total	$90,629	$(570,414)	$(479,785)

Municipal Opportunities Trust 51

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Goldman Sachs International	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	Total
Assets:
OTC Interest rate swap contracts*#	$237,083	$—	$—	$—	$237,083
OTC Total return swap contracts*#	50,132	77	—	—	50,209
Futures contracts§	—	—		—	—
Total Assets	$287,215	$77	$—	$—	$287,292
Liabilities:
OTC Interest rate swap contracts*#	268,670	—	—	—	268,670
OTC Total return swap contracts*#	448,418	3,366	—	290	452,074
Futures contracts§	—	—	86,938	—	86,938
Total Liabilities	$717,088	$3,366	$86,938	$290	$807,682
Total Financial and Derivative	$(429,873)	$(3,289)	$(86,938)	$(290)	$(520,390)
Net Assets
Total collateral received (pledged)†##	$(362,310)	$—	$—	$—
Net amount	$(67,563)	$(3,289)	$(86,938)	$(290)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(362,310)	$—	$—	$—	$(362,310)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $126,318.

52 Municipal Opportunities Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, Massachusetts 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, Massachusetts 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

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Call Putnam at 1-800-225-1581.

SA701 318947 12/19

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant's identified portfolio managers included in the registrant's report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 — May 31, 2019	101,262	$12.40	101,262	1,876,646
June 1 — June 30, 2019	21,342	$12.50	21,342	1,855,304
July 1 — July 31, 2019	—	—	—	1,855,304
August 1 — August 31, 2019	—	—	—	1,855,304
September 1 — September 30, 2019	—	—	—	1,855,304
October 1 — October 9, 2019	—	—	—	1,855,304
October 10 — October 31, 2019	—	—	—	3,432,011

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2018, which was in effect between October 10, 2018 and October 9, 2019, allowed the fund to repurchase up to 3,607,201 of its shares. The program renewed by the Board in September 2019, which is in effect between October 10, 2019 and September 30, 2020, allows the fund to repurchase up to 3,432,011 of its shares.

**	Information prior to October 10, 2019 is based on the total number of shares eligible for repurchase under the program, as amended through September 2018. Information from October 10, 2019 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2019.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) 19(a) Notices to Beneficial Owners are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2019